UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2002

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida 33602

(Address of principal executive offices, including zip code)

(813) 274-1000

(Registrant’s telephone number, including area code)

100 N. Tampa Street, Suite 3900, Tampa, Florida 33602

(Former address, if changes since last report)

Item 5. Other Events

This Current Report on Form 8-K is for the purposes of filing the press release, dated October 21, 2002, which is set forth in Exhibit 99 attached hereto.

(Remainder of page intentionally left blank.)

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

By: /s/ W. Michael Kipphut

Date: October 21, 2002	W. Michael Kipphut Group Executive, Senior Vice President – Finance

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